Exhibit 99.1

FOR IMMEDIATE RELEASE

June 12, 2026

XOMA ROYALTY CORPORATION DECLARES QUARTERLY PREFERRED STOCK

DIVIDEND AND ANNOUNCES REDEMPTION OF ITS PERPETUAL PREFERRED STOCK

AND CVR DIVIDEND RECORD DATE

Emeryville, CA — June 12, 2026 — XOMA Royalty Corporation (Nasdaq: XOMA) (“XOMA” or the “Company”) today announced that its Board of Directors has authorized the following cash dividends to holders of XOMA Royalty’s (i) 8.625% Series A Cumulative Perpetual Preferred Stock (Nasdaq: XOMAP) (the “Series A Preferred Stock”) (984,000 shares outstanding, CUSIP No. 98419J305) and (ii) depositary shares representing its 8.375% Series B Cumulative Perpetual Preferred Stock (Nasdaq: XOMAO) (represented by 1,760,500 Depositary Shares) (the “Series B Preferred Stock”, and together with the Series A Preferred Stock, the “Preferred Stock”) (CUSIP No. 98419J404). In addition, on July 14, 2026 (the “Redemption Date”), it will redeem all outstanding shares of Preferred Stock, in each case pursuant to Section 5(b) of the applicable Certificate of Designation.

Holders of Series A Preferred Stock shall receive a cash dividend equal to $0.53906 per share. Holders of Series B Preferred Stock shall receive a cash dividend equal to $0.52344 per depositary share. The Preferred Share dividends will be paid on or about July 15, 2026, to respective holders of record at the close of business on July 2, 2026.

The Series A Preferred Stock will be redeemed at a redemption price of $25.00 per share. The Series B Preferred Stock will be redeemed at a redemption price of $25.00 per depositary share. The total redemption price per share will be paid separately from the quarterly cash dividend referred to above.

On and after the Redemption Date, dividends will cease to accrue on the Preferred Stock and the Preferred Stock will cease to be outstanding. Holders of the Preferred Stock (and Depositary Shares representing Series B Preferred Stock) will receive the applicable redemption price through the facilities of The Depository Trust Company in accordance with its standard procedures.

The redemption is being effected in connection with the pending merger of Flex Merger Sub, Inc. with and into XOMA pursuant to the Agreement and Plan of Merger dated April 27, 2026, by and among XOMA, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc.

In connection with the pending Merger, XOMA also announced that the record date for the distribution of contingent value rights (“CVRs”) to holders of XOMA’s common stock entitled to receive CVRs pursuant to the Agreement and Plan of Merger has been set at 5:00 p.m., Eastern time, on July 13, 2026 (the “CVR Record Date”). Each holder of record of XOMA’s common stock as of the CVR Record Date will be entitled to receive one CVR per share as additional merger consideration at the effective time of the Merger. The CVRs represent the right to receive contingent payments derived from the XOMA CVR Trust’s 75% interest in XOMA Royalty LLC and related to the Janssen Litigation (as described in the Merger Agreement). Nasdaq was notified of the CVR distribution in accordance with applicable Nasdaq rules.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of XOMA Royalty, Ligand’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by XOMA Royalty stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Ligand’s or XOMA Royalty’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Ligand and XOMA Royalty described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” (in the case of Ligand) and “Forward Looking Statements” (in the case of XOMA Royalty) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand and XOMA Royalty assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Ligand nor XOMA Royalty gives any assurance that it will achieve its expectations.

Contacts

Investors and Media:

Maghan Meyers

Maghan@argotpartners.com

(646) 367-2769